ДОГОВОР ЗАЙМА	LOAN AGREEMENT
Настоящее Соглашение (далее – Соглашение) подписано в городе Пермь, Россия, <03> Июля 2008 года между	This Agreement hereinafter called "Agreement" *made* in Perm, Russia on «03» day of July *2008*, between
Компания "LAUD Resources Inc", именуемое в дальнейшем "Займоведец", в лице Джордан Шапиро, И	**LAUD RESOURCES INC.**, hereinafter referred to as the "Lender", represented by Jordan Shapiro and
ООО "Уралтранснефть ЛТД" в дальнейшем именуемое "Заемщик", в лице Директора Кузнецова Игоря Алексеевича, действующего на основании Устава (далее в тексте Займодавец и Заемщик совместно именуются "Стороны"),	**URALTRANSNEFT LTD CO**, hereinafter referred to as the "Borrower", represented by its Director Kuznetsov Igor, acting on the basis of the Articles of Incorporation (jointly the Lender and the Borrower are hereinafter called "Parties")
В соответствии с которым Стороны договорились о нижеследующем:	By which it is agreed as follows:
1.Займодавец предоставляет Заемщику заем в общей сумме 75 000 (семьдесят пять тысяч) долларов США ("Займ"). На срок с момента перечисления суммы Займа на расчетный счет Заемщика до 1 Января 2009, под 0.5 (ноль пять) процента годовых.	1. Lender agrees to lend the Borrower the amount of $75, 000 (seventy five thousand) United States dollars ("The Loan"). The term of Agreement shall mean the period of from money transfer to January 1st - 2009. The Loan will be transferred to the account indicated by the Borrower. Interest rate on the Loan is 0.5 (zero point five) percent per year.
2. Перечисление должно быть осуществлено не позднее 5 Июля 2008 года. Проценты начисляются на перечисленную сумму Займа.	2. The transfer has to be made not later than July 5th, 2008. Interest rate is charged on the sum of money that is actually transferred.
3. Погашение суммы Займа производится единовременой выплатой вместе с начисленными процентами за назначений период. Платеж должен быть произведен до 10 Января 2009 года.	3. Loan repayment is made as a lump sum payment together with all interest accrued during the Term. Total repayment must be made on or before January 1st, 2009.
4. Займ предоставляется для погашения кредитов и иных обязательств Заемщика.	4. The Loan is being made for the purpose of credits repayment and repayment of other debt instruments of the Borrower.
5. Займодавец не вправе потребовать досрочного возврата всей суммы Займа (или ее части) в случае признания Заемщика неплатежеспособным в установленном законном порядке.	5. Lender does not have a right to demand repayment (part of repayment) before due date in case of insolvency of the Borrower.

LAUD RESOURCES

6. Заемщик вправе досрочно возвратить всю сумму Займа (с начисленными процентами за фактический период пользования суммой займа) без уплаты каких – либо штрафных санкций.	6. Borrower can repay the loan amount before time (and accrued interest for actual use of loan amount) without paying any punitive damages.
7. Соглашение считается заключенным с момента перечисления Займодавцем суммы Займа на счет Заемщика, указанный в п. 1 Соглашения, и прекращается после надлежащего выполнения Сторонами всех условий Соглашения.	7. Agreement comes into force after transferring the Loan amount on the Borrower's account, indicated in item 1 of this Agreement. Agreement is terminated after appropriate performance of terms and conditions of the Agreement.
8. Если одна из Сторон изменит свой адрес или платежные реквизиты, она обязана проинформировать об этом другую Сторону в письменом виде в течении трех календарных дней.	8. If any of the parties changes the address or payment properties, it shall inform the other Party in writing within three calendar days.
9. Все изменения и дополнения к настоящему Соглашению действительны лишь в случае, если они совершены в письменной форме и подписаны уполномоченными на то представителями обеих Сторон.	9. This Agreement may be amended only in writing signed on behalf of both parties and the terms of this Agreement shall include any such amendments.
10. Настоящее Соглашение составлено в двух экземплярах, на русском и английском языках (в случае разночтений при переводе аутентичным текстом считается текст на русском языке). Оба экземпляра идентичны и имеют одинаковую силу. У каждой из Сторон находится по одному экземпляру настоящего Соглашения.	10. The present Agreement is set out in both Russian and English and in the event of a dispute as to the meaning of the words the Russian language shall prevail.
	LAND RESOURCES

Адреса и банковские реквизиты Сторон: **Займодавец:** **LAUD RESOURCES INC.** Адрес: Suite 507-700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8 **Заемщик:** **ООО «Уралтранснефть ЛТД»** Юр.адрес/почт.адрес: 614002, г. Пермь, ул. Н. Островского, 113 ИНН 5904162808 / КПП 590401001 Р/с 40702840049490070610 в Дзержинском ОСБ № 6984 Западно – Уральского банка СБ РФ г. Перми К/с 30101810900000000603 БИК 045773603 SBERBANK ZAPADNO-URALSKY HEAD OFFICE PERM RUSSIA ИНН: 7707083893 БИК 045773603 SWIFT: SABRRUMMPC1	12. Addresses and bank details **Lender:** **LAUD RESOURCES INC.** Адрес: Suite 507-700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8 **Borrower:** **"Uraltransneft LTD" Co., Ltd** Address: 614002, Russia, Perm, Ostrovskogo str. 113 TIN: 5904162808 Registration number: 1075904006826 Dollar Account 40702840049490070610 in SBERBANK ZAPADNO-URALSKY HEAD OFFICE PERM RUSSIA BIC 045773603 SWIFT-code: SABRRUMMPC1
От имени Займодавца: /Джордан Шапиро/	On behalf of the Lender: LAUD RESOURCES /Jordan Shapiro/
От имени Заемщика: Кузнецов Игорь Алексеевич	On behalf of the Borrower: Kuznetsov Igor